Income Taxes	12 Months Ended
Mar. 31, 2014
Income Taxes

(13) Income Taxes

The components of income (loss) before income taxes and equity in earnings (loss) of affiliated company and provision (benefit) for income taxes as shown in the consolidated statements of operations were as follows:

	Yen (Millions)
	2012	2013	2014
Income (loss) before income taxes and equity in earnings (loss) of affiliated company:
The Company and domestic subsidiaries	¥(2,775)	(16,721)	(29,581)
Foreign subsidiaries	(667)	15,428	(5,920)

	¥(3,442)	(1,293)	(35,501)

	Yen (Millions)
	2012	2013	2014
Provision (benefit) for income taxes:
Current:
The Company and domestic subsidiaries	¥555	411	248
Foreign subsidiaries	1,841	1,243	2,027
Deferred:
The Company and domestic subsidiaries	(1,513)	(272)	545
Foreign subsidiaries	(2,123)	1,111	(2,759)

	¥(1,240)	2,493	61

The Company and its domestic subsidiaries are subject to a number of income taxes, which in the aggregate resulted in statutory income tax rates of 40.4%, 37.8% and 37.7% for the years ended March 31, 2012, 2013 and 2014, respectively.

Following the promulgation on March 31, 2014 of “Act for Partial Amendment of the Income Tax Act, etc.” (Act No. 10 of 2014), the Company is no longer subject to Special Reconstruction Corporation Tax for the consolidated fiscal year starting from April 1, 2014.

Following enactment of the act, the effective statutory tax rate used to measure deferred tax assets and liabilities was changed from 37.8% to 35.4% for temporary differences expected to be eliminated in the fiscal year beginning on April 1, 2014.

The amendment did not have a significant impact on its consolidated results of operations and financial condition.

Prior to the acquisition, Verigy was a Singapore corporation and had negotiated tax incentives with the Singapore Economic Development Board (“EDB”), an agency of the Government of Singapore, which had been approved by Singapore’s Ministry of Finance and Ministry of Trade and Industry. Subsequent to the acquisition, our reorganization of subsidiaries in Singapore was developed, and such tax incentives were terminated on March 31, 2012. New tax incentives were granted by the EDB effective April 1, 2012. Under the new incentive, a majority of the income earned in Singapore during the incentive periods is subject to reduced rates of Singapore income tax. The incentive expired on March 31, 2014. The Singapore corporate income tax rates that would apply, absent of the incentive, is 17% for the fiscal years ended March 31, 2013 and 2014. Due to the low level of taxable income attributable to Singapore, the impact on income taxes was immaterial for the fiscal years ended March 31, 2013 and 2014.

A reconciliation of the Japanese statutory income tax rate and the effective income tax rate as a percentage of income before income taxes was as follows:

	2012	2013	2014
Statutory rates for expense (benefit)	(40.4)%	(37.8)%	(37.7)%
Effects on income taxes resulting from:
Earnings of foreign subsidiaries taxed at different rates from the statutory rate in Japan	12.3	(319.8)	8.6
Tax credits	(60.9)	(176.5)	15.8
Expenses not deductible for tax purposes	4.3	11.3	0.5
Expiration of stock options	9.5	16.6	0.1
Undistributed earnings of foreign subsidiaries	(20.0)	(6.0)	0.2
Change in valuation allowance	(92.1)	704.3	10.5
Effect of enacted changes in tax laws and rates on Japanese tax	149.9	—	3.7
Other, net	1.4	0.7	(1.5)

	(36.0)%	192.8%	0.2%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at March 31, 2013 and 2014 were presented below.

	Yen (Millions)
	2013	2014
Deferred tax assets:
Inventories	¥3,327	3,708
Accrued warranty expenses	614	474
Accrued pension and severance costs	9,212	9,455
Accrued expenses	1,358	1,001
Research and development expenses capitalized for tax purposes	2,470	2,381
Operating loss carryforwards	38,912	49,097
Property, plant and equipment	3,340	3,614
Tax credits	8,122	2,368
Other	2,059	1,924

Total gross deferred tax assets	69,414	74,022
Less valuation allowance	(59,072)	(62,834)

Net deferred tax assets	10,342	11,188

Deferred tax liabilities:
Intangible assets	(2,558)	(567)
Net unrealized gains on marketable securities	(805)	(316)
Undistributed earnings of foreign subsidiaries	(689)	(769)
Other	(43)	(157)

Total gross deferred tax liabilities	(4,095)	(1,809)

Net deferred tax assets (liabilities)	¥6,247	9,379

Management of Advantest intends to reinvest undistributed earnings of the Company’s certain foreign subsidiaries for an indefinite period of time. As a result, no deferred tax liabilities has been recognized on undistributed earnings of these subsidiaries not expected to be remitted in the foreseeable future, aggregating ¥9,697 million and ¥13,049 million at March 31, 2013 and 2014, respectively. Deferred tax liabilities will be recognized when Advantest expects that it will realize those undistributed earnings in a taxable manner, such as through receipt of dividends or sale of the investments. The related deferred tax liability would have been ¥1,426 million and ¥1,922 million at March 31, 2013 and 2014, respectively.

Included in other current assets and other assets were deferred tax assets of ¥7,639 million and ¥10,247 million at March 31, 2013 and 2014, respectively.

Included in other current liabilities and other liabilities were deferred tax liabilities of ¥1,392 million and ¥868 million at March 31, 2013 and 2014, respectively.

At March 31, 2014, Advantest had total net operating loss carry forwards for income tax purposes of ¥145,173 million which are available to reduce future taxable income. Net operating loss carry forwards of ¥124,252 million attributable to the Company and domestic subsidiaries in Japan will expire during the years ending March 31, 2015 through 2023. Other net operating loss carry forwards of ¥17,912 million have no expiration dates and the remaining other net operating loss carry forwards of ¥3,009 million will expire predominately during the years ending March 31, 2032. Net operating loss carryforwards utilized during the years ended March 31, 2012, 2013 and 2014 were ¥25 million, ¥14,728 million and ¥2,712 million, respectively.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon projections for future taxable income including management’s expectations of future semiconductor market and semiconductor and component test systems market prospects over the periods in which the deferred tax assets are deductible and other factors, management believes it is more likely than not that Advantest will realize the benefits of these deductible tax differences, net of valuation allowance.

The changes in valuation allowance for the years ended March 31 were as follows:

	Yen (Millions)
	2012	2013	2014
Balance at beginning of year	¥52,082	50,188	59,072
Additions	—	8,884	3,762
Reductions	1,894	—	—

Balance at end of year	¥50,188	59,072	62,834

For the year ended March 31, 2012, the valuation allowance decreased due to reductions in deferred tax assets associated with change of tax rate in Japan. For the year ended March 31, 2013 and 2014, valuation allowance increased primarily due to an increase in net operating loss carryforwards.

The management believes the amount of the deferred tax assets, net of valuation allowance were considered realizable.

However, the amount of the deferred tax assets considered realizable could be changed in the future if estimates of future taxable income are revised. This could result in the significant impact on the Company’s consolidated financial position and results of operations.

Unrecognized tax benefits for the years ended March 31, 2012, 2013 and 2014 were as follows:

	Yen (Millions)
	2012	2013	2014
Balance at beginning of year	¥—	1,484	1,418
Acquisition of verigy	1,671	—	—
Increase for tax positions of previous years	148	84	84
Increase for tax positions of current year	57	0	0
Settlements	(47)	(58)	0
Lapse of the applicable statute of limitations	(341)	(248)	(274)
Translation adjustments	(4)	156	124

Balance at end of year	1,484	1,418	1,352

Although Advantest believes its estimates and assumptions of unrecognized tax benefits are reasonable, uncertainty regarding the final determination of tax audits, settlements and any related litigation could affect the effective tax rate in the future periods. The total amount of unrecognized tax benefits that would reduce the effective tax rate, if recognized, is ¥1,352 million at March 31, 2014. As of March 31, 2014, Advantest does not expect changes in its tax positions that would significantly increase or decrease unrecognized tax benefits within next 12 months. Both interest and penalties accrued are included in other liabilities in the accompanying consolidated balance sheets, and both interest and penalties are included in the income tax provision in the accompanying consolidated statements of operations are immaterial.

Advantest files income tax returns in Japan and various foreign tax jurisdictions. As of March 31, 2014, Advantest open tax years are from 2007 in Japan, 2012 in Taiwan, and 2009 in the United States.